Consolidated Statements of Cash Flows - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss from continuing operations	$ (59,047)	$ (107,491)	$ (284,673)
Adjustments to reconcile net loss from operations to net cash used in operating activities
Depreciation and amortization			373
Impairment loss on receivables			83,410
Write off of property and equipment			3,384
Changes in assets and liabilities
Accrued liabilities		(14,024)	(168,720)
Net cash used in operating activities	(59,047)	(121,515)	(366,226)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets			(882)
Net cash used in investing activities			(882)
NET DECREASE IN CASH	(59,047)	(121,515)	(367,108)
EXCHANGE RATE EFFECT ON CASH	(586)	(343)	8,985
CASH - BEGINNING OF PERIOD	183,097	304,955	663,078
CASH - END OF PERIOD	$ 123,464	$ 183,097	$ 304,955